UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2010

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)
(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On February 2, 2010, Richard M. Barrow, Senior Vice President and Chief Accounting Officer, of Tower Group, Inc. (the “Company”), resigned from his position with the Company in order to pursue another employment opportunity. The resignation will be effective as of March 1, 2010 in order to facilitate the transition of functional responsibilities. Mr. Barrow’s decision was not based on any disagreement with the Company’s operations, accounting principles or practices, financial statement disclosures or otherwise.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc. Registrant
Date: February 5, 2010	/s/ FRANCIS M. COLALUCCI
FRANCIS M. COLALUCCI
Senior Vice President & Chief Financial Officer